                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K / A
                               Amendment No. 3 to

                                 CURRENT REPORT
                                Amending Item 7
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 12, 1996.
                                                       -----------------


                             TMCI Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-27510                    77-0413814
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)


               1875 Dobbin Drive, San Jose, CA               95133
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code: 408-272-5700
                                                            ------------

ITEM 7.   Financial Statements and Exhibits


         (b). The amended pro forma financial information being filed with this report is as follows:

                  (1) Pro Forma Condensed Combined Balance Sheet as of September 30, 1996 (unaudited);

                  (2) Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 1996 (unaudited); and

                  (3) Pro Forma Condensed Combined Income Statement for the year ended December 31, 1995 (unaudited).

         (c). The following exhibits were previously filed with the Report on Form 8-K on November 27, 1996.

                  Exhibit 1. Asset Purchase Agreement

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TMCI ELECTRONICS, INC.


                                      By: /s/ CHARLES E. SHAW
                                      ----------------------------------------
                                      Charles E. Shaw
                                      Vice President - Chief Financial Officer




Date: January 28, 1998

TMCI ELECTRONICS, INC. AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------



PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

Basis of Presentation...................................................  P-1

Pro Forma Condensed Combined Balance Sheet as of
September 30, 1996 (unaudited)..........................................  P-2

Pro Forma Condensed Combined Balance Sheet for the nine months ended
September 30, 1996 (unaudited)..........................................  P-3

Pro Forma Condensed Combined Income Statement for the year ended
December 31, 1995 (unaudited)...........................................  P-4

Notes to Pro Forma Condensed Combined Financial Statements (unaudited)..  P-5

TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
[UNAUDITED]
-------------------------------------------------------------------------------



         The following pro forma condensed combined balance sheet as of September 30, 1996 and the condensed combined statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995, give effect to TMCI Electronics, Inc. and Subsidiaries [the "Company"] acquiring through its Touche Electronics, Inc. subsidiary, substantially all of the operating assets of Pen Interconnect, Inc. San Jose Division ["PII"] for a purchase of $3,300,000.

         The pro forma information is based on the historical financial statements of the Company and the aforementioned acquired company, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

         The pro forma balance sheet at September 30, 1996 gives effect to the transaction as if it occurred on the balance sheet date.

         The pro forma statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995, gives effect to these transactions as if they occurred at the beginning of the respective periods presented.

         The pro forma condensed combined financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and PII. These pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been in effect on the dates indicated. The pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes contained elsewhere herein, and in the Company's registration statement on Form SB-2, 10-KSB and the Company's quarterly reports on Form 10-QSB.

TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------
PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1996.
[UNAUDITED]
-------------------------------------------------------------------------------


                                                                HISTORICALS
                                                  -----------------------------------
                                                        TMCI                         PRO FORMA             PRO FORMA
                                                        ----                         ---------             ---------
                                                  ELECTRONICS, INC.      PII        ADJUSTMENTS            COMBINED
                                                  -----------------      ---        -----------            --------
ASSETS:
CURRENT ASSETS:
   Cash                                            $    2,147,314    $         --    $ (2,000,000)  [3]    $    147,314
   Accounts Receivable [Net]                            1,691,391         675,020        (254,072)  [1]       2,112,339
   Inventory                                            5,091,630         716,250              --   [1]       5,807,880
   Prepaid Expenses and Other Current
     Assets                                               382,105          34,177         (30,133)  [1]         386,149
                                                   --------------    ------------    ------------          ------------

   TOTAL CURRENT ASSETS                                 9,312,440       1,425,447      (2,284,205)            8,453,682
                                                   --------------    ------------    ------------          ------------

PROPERTY AND EQUIPMENT [NET]                            3,447,871         638,373        (470,378)  [1]       3,615,866
                                                   --------------    ------------    ------------          ------------

OTHER ASSETS:
   Due from Stockholder and Related Party                 578,009              --              --               578,009
   Other Assets                                               734          99,139         (99,139)  [1]             734
   Goodwill                                                    --              --       2,576,544   [3]       2,576,544
                                                   --------------    ------------    ------------          ------------

   TOTAL OTHER ASSETS                                     578,743          99,139       2,477,405             3,155,287
                                                   --------------    ------------    ------------          ------------

   TOTAL ASSETS                                    $   13,339,054    $  2,162,959    $   (277,178)         $ 15,224,835
                                                   ==============    ============    ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
LIABILITIES:
   Accounts Payable and Accrued
     Expenses                                      $    2,421,093    $    334,042    $    229,000   [1]    $  2,984,135
   Notes Payable and Capital Lease
     Obligation - Current Portion                         446,329              --              --               446,329
                                                   --------------    ------------    ------------          ------------

   TOTAL CURRENT LIABILITIES                            2,867,422         334,042         229,000             3,430,464
                                                   --------------    ------------    ------------          ------------

LONG-TERM LIABILITIES:
   Notes Payable and Capital Lease
     Obligation - Net of Current Portion                1,617,779          22,739         900,000   [3]       2,540,518
   Deferred Income Taxes                                  405,383              --              --               405,383
                                                   --------------    ------------    ------------          ------------

   TOTAL LONG-TERM LIABILITIES                          2,023,162          22,739         900,000             2,945,901
                                                   --------------    ------------    ------------          ------------

   TOTAL LIABILITIES                                    4,890,584         356,781       1,129,000             6,376,365

STOCKHOLDERS' EQUITY                                    8,448,470       1,806,178      (1,406,178)[2,3]       8,848,470
                                                   --------------    ------------    ------------          ------------

   TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                        $   13,339,054    $  2,162,959    $   (277,178)         $ 15,224,835
                                                   ==============    ============    ============          ============

TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------
PRO FORMA CONDENSED COMBINED INCOME STATEMENT FOR THE NINE MONTHS
ENDED SEPTEMBER 30, 1996.
[UNAUDITED]
-------------------------------------------------------------------------------


                                          HISTORICALS
                                --------------------------------       PRO FORMA ADJUSTMENTS
                                      TMCI                        --------------------------------       PRO FORMA
                                      ----                                                               ---------
                                ELECTRONICS, INC.      PII             DR                 CR             COMBINED
                                -----------------      ---            ----               ----            --------
NET SALES                       $     20,496,567    $4,973,239      $ 1,551,484[5]   $        --       $ 23,918,322

COST OF GOODS SOLD                    13,497,840     3,817,955               --        1,551,484[5]      15,764,311
                                ----------------    ----------      -----------      -----------       ------------

   GROSS PROFIT                        6,998,727     1,155,284        1,551,484        1,551,484          8,154,011
                                ----------------    ----------      -----------      -----------       ------------

OPERATING EXPENSES                     5,170,226       584,630               --               --          5,754,856

DEPRECIATION AND
   AMORTIZATION                          630,104        17,863          128,850[4]            --            776,817
                                ----------------    ----------      -----------      -----------       ------------

   TOTAL OPERATING
     EXPENSES                          5,800,330       602,493          128,850               --          6,531,673
                                ----------------    ----------      -----------      -----------       ------------

   INCOME FROM OPERATIONS              1,198,397       552,791        1,680,334               --          3,431,522

OTHER INCOME [EXPENSE]                  (478,291)      (75,949)              --               --           (554,240)
                                ----------------    ----------      -----------      -----------       ------------

   INCOME BEFORE PROVISION
     FOR INCOME TAXES                    720,106       476,842        1,680,334               --          2,877,282

PROVISION FOR INCOME
   TAXES                                 254,736       125,381               --               --            380,117
                                ----------------    ----------      -----------      -----------       ------------

   NET INCOME                   $        465,370    $  351,461      $ 1,680,334      $ 1,551,484       $    945,681
                                ================    ==========      ===========      ===========       ============

   NET INCOME PER SHARE         $            .15                                                       $        .31
                                ================                                                       ============

WEIGHTED AVERAGE SHARES
   OUTSTANDING                         3,016,403                                                          3,070,072
                                ================                                                       ============

TMCI ELECTRONICS, INC.
-------------------------------------------------------------------------------
PRO FORMA CONDENSED COMBINED INCOME STATEMENT FOR THE YEAR ENDED
DECEMBER 31, 1995.
[UNAUDITED]
-------------------------------------------------------------------------------


                                          HISTORICALS
                                --------------------------------       PRO FORMA ADJUSTMENTS
                                      TMCI                        --------------------------------     PRO FORMA
                                      ----                                                             ---------
                                ELECTRONICS, INC.      PII             DR                 CR           COMBINED
                                -----------------      ---            ----               ----          --------
NET SALES                       $     28,098,919    $5,130,004   $ 2,576,310[5]  $       --      $30,652,613

COST OF GOODS SOLD                    19,991,649     4,001,985            --      2,576,310[5]    21,417,324
                                ----------------    ----------   -----------     ----------      -----------

   GROSS PROFIT                        8,107,270     1,128,019     2,576,310      2,576,310        9,235,289
                                ----------------    ----------   -----------     ----------      -----------

OPERATING EXPENSES                     5,417,984       738,275            --             --        6,156,259

DEPRECIATION AND
   AMORTIZATION                          966,962        23,817       171,800[4]          --        1,162,579
                                ----------------    ----------   -----------     ----------      -----------

   TOTAL OPERATING
     EXPENSES                          6,384,946       762,092       171,800             --        7,318,838
                                ----------------    ----------   -----------     ----------      -----------

   INCOME FROM OPERATIONS              1,722,324       365,927     2,748,110      2,576,310        1,916,451

OTHER INCOME [EXPENSE]                  (714,708)     (140,084)           --             --         (854,792)
                                ----------------    ----------   -----------     ----------      -----------

   INCOME BEFORE PROVISION
     FOR INCOME TAXES                  1,007,616       225,843     2,748,110      2,576,310        1,158,244

PROVISION FOR INCOME
   TAXES                                 534,200        90,337            --             --          624,537
                                ----------------    ----------   -----------     ----------      -----------

   NET INCOME                   $        473,416    $  135,506   $ 2,748,110     $2,576,310      $   533,707
                                ================    ==========   ===========     ==========      ===========

   NET INCOME PER SHARE         $            .25                                                 $       .27
                                ================                                                 ===========

WEIGHTED AVERAGE SHARES
   OUTSTANDING                         1,893,600                                                   1,947,269
                                ================                                                 ===========

TMCI ELECTRONICS, INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
[UNAUDITED]
-------------------------------------------------------------------------------




[1]    To adjust to market assets acquired and liabilities assumed.

[2]    To eliminate equity accounts of acquired enterprise.

[3] To record consideration paid of $2,000,000 in cash, $900,000 in promissory notes and issuance of 134,172 shares with a fair value of $400,000 in exchange for substantially all of the assets and liabilities of the San Jose Division of Pen Interconnect which gives rise to goodwill of $2,577,000 calculated as follows:

       Purchase Price                                        $ 3,300,000
       Less: Assets in Excess of Liabilities Acquired            723,000
                                                             -----------
         GOODWILL                                            $ 2,577,000
         --------                                            ===========

[4] To record amortization of goodwill over 15 years utilizing the straight-line method. Calculated as follows:

       Goodwill                                              $ 2,577,000
       Life                                                           15
                                                             -----------

         ANNUAL AMORTIZATION                                 $   171,800
         -------------------                                 ===========

[5]    To eliminate intercompany sales and costs of goods sold.